SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT
                     Pursuant  to  Section  13  or  15(d)  of  the
                         Securities  Exchange  Act  of  1934


               DATE  OF  REPORT:     January  6,  1999
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                            Community  West  Bancshares
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             (Exact  name  of  Registrant  as  specified  in  its  charter)


                                   California
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                 (State  or  other  jurisdiction  of  incorporation)


                      0-23575                   77-0446957
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              (Commission  File  Number)  (IRS  Employer  I.D.  Number)


      5638  Hollister  Avenue,  Goleta,  California                   93117
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      (Address  of  principal  executive  offices)               (Zip  Code)


                                 (805)  692-1862
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              (Registrant's  telephone  number,  including  area  code)


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ITEM  5.  OTHER  EVENTS.

     On December 22, 1998, Goleta National Bank, Goleta, California (the "Bank"), a national banking association and a wholly owned subsidiary of Community West Bancshares, Goleta, California (the "Registrant"), a California corporation, completed an $81 million securitization of high loan-to-value loans. The Bank intends to continue accumulating loans for the purposes of future securitizations in the ordinary course of its business.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  January  6,  1999

                                   COMMUNITY  WEST  BANCSHARES


                                   By:  /s/  C.  Randy  Shaffer
                                   ----------------------
                                   C.  Randy  Shaffer
                                   Executive  Vice  President
                                   and  Chief  Financial  Officer